Second Quarter Investor Presentation August 3, 2023

Safe Harbor Disclosure 2  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements included in this presentation are based on our current beliefs, assumptions and expectations of our future performance. Forward-looking statements are not predictions of future events. Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are currently known to us or reasonably expected to occur at this time. If a change in our beliefs, assumptions or expectations occurs, our business, financial condition, liquidity and results of operations may vary materially from the forward-looking statements included in this presentation. Forward-looking statements are subject to risks and uncertainties, including, among other things, those resulting from the pandemic caused by Covid-19 or one its variants and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.greatajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties and factors that could cause actual results to differ materially from the forward-looking statements included in this presentation may be described from time to time in reports we file with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of June 30, 2023. Past performance is neither indicative nor a guarantee of future results.

Business Overview 3  Leverage longstanding relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers and in joint venture investments with institutional investors – Acquisitions made in 381 transactions since inception. Three transactions closed in Q2 2023  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager – Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 9.6% and hold warrants to purchase up to an additional 12% of our affiliated servicer – Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  We use modest mark to market leverage to fund our investments in debt securities and primarily non mark to market leverage to fund our mortgage portfolio  As of June 30, 2023, we own a 22.0% equity interest in Gaea Real Estate Corp. (“GAEA”), an equity REIT that invests in multifamily properties with a focus on property appreciation and triple net lease vet clinics

Highlights – Quarter Ended June 30, 2023 4  Interest income of $18.3 million; net interest income of $3.3 million  Net loss attributable to common stockholders of $(12.0) million  Operating loss of $(2.5) million  Earnings per share ("EPS") per basic common share was a loss of $(0.51)  Operating loss per basic common share of $(0.11)1  Taxable loss of $(0.02) per share attributable to common stockholders after payment of dividends on our preferred stock  Book value per common share of $11.86 at June 30, 2023  Collected total cash of $49.5 million from loan payments, sales of real estate owned ("REO") properties and collections from investments in debt securities and beneficial interests  Held $40.3 million of cash and cash equivalents at June 30, 2023; average daily cash balance for the quarter was $43.6 million  As of June 30, 2023, approximately 82.1% of our portfolio (based on UPB at the time of acquisition) made at least 12 out of the last 12 payments  On June 30, 2023, we entered into a Merger Agreement with Ellington Financial Inc. (NYSE: EFC) (“EFC”), pursuant to which, subject to the terms and conditions therein, we will be merged with and into a subsidiary of EFC 1 Operating loss, a non-GAAP financial measure which adjusts GAAP earnings by removing gains and losses as well as certain other non-core income and expenses and preferred dividends. We consider Operating loss to provide a useful measure for comparing the results of our ongoing operations over multiple quarters.

Loan Portfolio Overview – as of June 30, 2023 5 $997.2 MM RPL1,3,5: $891.7 MM NPL2,5 : $105.5 MM $2,132.2 MM RPL1,5: $ 1,924.1 MM NPL2,5: $ 203.8 MM REO & Rental4: $ 4.3 MM 1 Re-performing loans ("RPL") 2 Non-performing loans (“NPL") 3 Includes $0.9 million UPB in joint ventures with third party institutional accredited investors that are required to be consolidated for GAAP 4 REO and rental property value is presented at estimated property fair value less expected liquidation costs 5 RPL and NPL statuses remain constant based on initial purchase status 89% 11% Unpaid Principal Balance RPL NPL 90.2% 9.6% 0.2% Property Value RPL NPL REO

Loan Portfolio Growth 6  RPL UPB includes $10.5 million of SBC loans, which are performing loans  RPL status stays constant based on initial purchase status $1,299 $1,145 $977 $949 $892 $1,814 $1,845 $1,701 $1,981 $1,924 $1,127 $1,004 $862 $845 $809 0 500 1,000 1,500 2,000 2,500 6/30/2019 6/30/2020 6/30/2021 6/30/2022 6/30/2023 M ill io ns Re-performing Loans UPB Property Value Price

Loan Portfolio Growth 7  NPL status stays constant based on initial purchase status $35 $37 $43 $120 $106 $46 $52 $72 $216 $204 $26 $27 $34 $107 $95 0 50 100 150 200 250 6/30/2019 6/30/2020 6/30/2021 6/30/2022 6/30/2023 M ill io ns Non-performing Loans UPB Property Value Price

Portfolio Concentrated in Attractive Markets 8 Clusters of loans in attractive, densely populated markets Stable liquidity and home prices Approximately 78% of the portfolio in our target markets Target States Target Markets Los Angeles San Diego Dallas Portland Phoenix Washington DC Metro Area Atlanta Orlando Tampa Miami, Ft. Lauderdale, W. Palm Beach New York / New Jersey Metro Area REIT, Servicer & Manager Headquarters Property Management Business Management Houston Charlotte

Portfolio Migration 9  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months  NPL: <1 full payment in the last three months

Subsequent Events 10 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change.  Acquisitions Under Contract1  RPL  UPB: $187.5k  Collateral Value: $272.7k  Price/UPB: 80.0%  Price/Collateral Value: 55.0%  Coupon: 5.75%  1 loan in 1 transaction  Acquisitions Closed since 6/30/2023  NPL  UPB: $174.9k  Collateral Value: $257.9k  Price/UPB: 94.0%  Price/Collateral Value: 63.8%  Coupon: 8.38%  1 loan in 1 transaction  On July 11, 2023, we sold an unrated Class A senior bond in one of our joint ventures and recognized a loss of $0.4 million. A cumulative $0.4 million of this loss was already reflected in our book value calculation through Accumulated other comprehensive loss at June 30, 2023. This cumulative loss was reclassified to loss on sale of securities on the sale date  On July 24, 2023, we formed 2023-B and 2023-C, with an accredited institutional investor, by refinancing eight joint ventures and recorded an $8.8 million non-cash impairment on our Investments in beneficial interests during the second quarter of 2023. 2023-B retained $20.7 million or 20.0% of varying classes of securities and equity. 2023-B acquired 571 RPLs and NPLs with UPB of $121.7 million and an aggregate property value of $252.2 million. The senior securities represent 75.0% of the UPB of the underlying mortgage loans and carry a 4.25% coupon. In addition, 2023-C retained $36.1 million or 20.0% of varying classes of agency rated securities and equity. 2023-C acquired 1,171 RPLs and NPLs with UPB of $203.6 million and an aggregate property value of $459.1 million. The AAA through A rated securities represent 72.4% of the UPB of the underlying mortgage loans and carry a weighted average coupon of 3.45%. Based on the structure of the transactions, we do not consolidate 2023-B and 2023-C under U.S. GAAP  A dividend of $0.20 per share, to be paid on August 31, 2023 to common stockholders of record as of August 15, 2023

Financial Metrics 11 1Includes the impact of the credit loss expense 2Interest income on debt securities is net of servicing fee 3Includes the impact of the net decrease in the net present value of expected credit losses on mortgage loans 4Excludes the impact of convertible and unsecured debt

Securities and Loan Repurchase Agreement Funding 12 1As of June 30, 2023 and March 31, 2023 balances contain no bonds from consolidated joint ventures 2Securities retained from our wholly owned secured borrowings and eliminated in our consolidated balance sheet 3All debt securities repurchase agreement funding is mark to market

Consolidated Statements of Operations 13

Consolidated Balance Sheets 14

Consolidated Balance Sheets Footnotes 15 1. Mortgage loans held-for-investment, net include $652.3 million and $675.8 million of loans at June 30, 2023 and December 31, 2022, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans held-for-investment, net include $6.0 million and $6.1 million of allowance for expected credit losses at June 30, 2023 and December 31, 2022, respectively. 2. As of both June 30, 2023 and December 31, 2022, balances for Mortgage loans held-for-investment, net include $0.9 million from a 50.0% owned joint venture, which we consolidate under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). 3. Real estate owned properties, net, are presented net of valuation allowances of $1.3 million and $0.7 million at June 30, 2023 and December 31, 2022, respectively. 4. Investments in securities available-for-sale (“AFS”) are presented at fair value. As of June 30, 2023, Investments in securities AFS include an amortized cost basis of $153.9 million and a net unrealized loss of $11.8 million. As of December 31, 2022, Investments in securities AFS include an amortized cost basis of $282.7 million and net unrealized loss of $25.6 million. 5. On January 1, 2023, we transferred certain of our Investments in securities AFS to HTM due to European risk retention regulations. As of June 30, 2023, Investments in securities HTM includes an allowance for expected credit losses of zero and remaining discount of $7.8 million related to the unamortized unrealized loss in AOCI. 6. Investments in beneficial interests includes allowance for expected credit losses of zero at both June 30, 2023 and December 31, 2022. 7. Secured borrowings, net are presented net of deferred issuance costs of $3.8 million at June 30, 2023 and $4.7 million at December 31, 2022. Convertible senior notes, net are presented net of deferred issuance costs of zero and $0.3 million at June 30, 2023 and December 31, 2022, respectively. Notes payable, net are presented net of deferred issuance costs and discount of $3.6 million at June 30, 2023 and $4.0 million at December 31, 2022. 8. $25.00 liquidation preference per share, 424,949 shares issued and outstanding at both June 30, 2023 and December 31, 2022. 9. $25.00 liquidation preference per share, 1,135,590 shares issued and outstanding at both June 30, 2023 December 31, 2022. 10. 125,000,000 shares authorized, 23,627,677 shares issued and outstanding at June 30, 2023 and 23,130,956 shares issued and outstanding at December 31, 2022. 11. As of June 30, 2023, non-controlling interests includes $1.0 million from a 50.0% owned joint venture, $1.0 million from a 53.1% owned subsidiary and $0.1 million from a 99.9% owned subsidiary which we consolidate under U.S. GAAP. As of December 31, 2022, non-controlling interests includes $1.0 million from a 50.0% owned joint venture, $1.1 million from a 53.1% owned subsidiary and $0.1 million from a 99.9% owned subsidiary which we consolidate under U.S. GAAP.

Consolidated Operating Income 16

Book Value Per Share 17